Seamless and Transparent e-Security Solutions for Competitive Advantage February 3, 2003

SEC "Safe Harbor" Forward Looking Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward- looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Overview Leading supplier of IT security solutions $244M run rate company 90% Enterprise Customers 10% OEM / Developers Q4 Core operating profit of $3.3M (5.4%) Cash of approximately $103M Convertible debt $77M Market Cap of $300M

The Vision: Making information security dependable and effortless The Mission: Transforming identity and access management into a catalyst for competitive advantage The Vision and the Mission

Information Security Landscape Firewalls/ VPN Network Security Authentication Authorization / Web Access Administration 3 A's Algorithms & Development Tools Encryption RSA Product Solutions Source: IDC & RSA, July 2002 Anti Virus Web Filtering Email Scanning Secure Content Management Intrusion Detection Vulnerability Assessment IDnA

Leadership in e-Security Virtually 2 decades dedicated to identity and access management Industry-leading market share in strong two-factor authentication Over 1 billion units of software shipped with RSA technology inside Industry-leading initiatives, including RSA Conference, RSA Laboratories and RSA Press Leading critical industry standards development Liberty Alliance Project SAML PKCS

Traditional RSA Strong Authentication Market Two-Factor Remote Access, 1998 - 2002 270M 30M (11%) 6M (20%) 1998 3M 300M 60M (20%) 15M (25%) 2002 10M WW Business Users WW Remote Access Users WW Remote Access Users with Strong Authentication Active RSA SecurID users Source: US Census, Gartner, Frost & Sullivan & RSA

Advancing e-Business Transforming identity and access management into a catalyst for competitive advantage Thousands of customers worldwide 82% of the Fortune 100 63% of the Fortune 500 88% of the world's top 50 banks

Lufthansa Airlines Problem 15,000 flight personnel require access to detailed, sensitive information before each flight Disseminating information to flight personnel in restricted airport areas before each flight Costly and inflexible, didn't support dynamic nature of flight schedule changes Solution Web application created for flight crew scheduling, protected from unauthorized access by RSA SecurID authentication Employees can now access information anywhere in the world, 24x7

Seamless and Transparent Solutions Solutions designed to fit seamlessly into heterogeneous environments 1,000+ technology partner relationships around the world Commitment to implementing industry standards within our product offerings

Future Current Identity & Access Management Expanding the Value Proposition Identity and Access Management: Competitive Advantage, Cost Efficiencies, Better Security Strong Authentication: Better Security Web Access Management: Competitive Advantage, Cost Savings Encryption, Protocols & App Integration: Better Security Business Enablement

Software Systems Customer Problem $2 billion software company, 6,000 employees in 28 countries Provide secure authentication for all employees to all internal resources Control access and privileges for all employees to all internal Web-based applications Solution RSA SecurID authentication to RSA Keon Web Passport; obtain a digital certificate enabling documents to be digitally signed, e.g., purchase orders, compensation plans, benefit forms RSA ClearTrust software to securely access multiple resources and applications while only logging on once per session RSA ClearTrust software to control user access and privileges to all Web-based application based on unique business rules

Financial Summary Results from Core Operations 1997-2002 Revenue Trends Key Vertical Markets Q4 Financial Results Financial Position & Model Investment Summary

Financial Results 1997-2002 Core Operations* 1997 1998 1999 2000 2001 2002 Revenues 141 171 218 280 283 232 Gross Profit 113 136 173 225 222 176.8 Operating Income 32 21 31 48 14 -7 $ in Millions *excludes other charges and the RSA Capital segment

Core Operating Results* Q4 2001-Q4 2002 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Revenues 63 56 57 59 61 Gross Profit 49 42 43 45 47 Operating Income 1.6 -7 -3.4 0.1 3.3 $ in Millions *excludes other charges and the RSA Capital segment

Revenue Trends Q1 2001- Q4 2002 59.6 16.7 62.5 18.3 53.1 9.5 53.9 9.1 48.8 6.7 49.5 7.1 53.4 5.6 52.9 8.1 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Enterprise OEM / Developer $ in Millions 62.6 63.0 55.5 56.5 59.0 61.0 80.8 76.3

Vertical Markets - % of 2002 Sales Technology Financial Professional Services Health Care Telecom Manufacturing Government Other East 0.22 0.2 0.13 0.1 0.11 0.1 0.07 0.07 22% 20% 13% 10% 11% 10% 7% 7%

Q4 2002 Financial Highlights Core Operations* Strong Sequential Operating Metrics Revenues increased to $61M from $59M in Q3 Bookings 110% of Q4 revenues Core operating profit of $3.3M Core Net Inc of $1.3M, or $.02/sh Cash increased by $11M to $103M 61 3.3 103 0 20 40 60 80 100 120 Revenue Bookings Op Income Cash $ in Millions 110% *excludes other charges and the RSA Capital segment

Q4 2002 Restructuring, Other Charges & GAAP EPS Q4 Restructure & Other Charges Facilities & Severance $26M Intangible Impairment 19M Investment Portfolio Write-down 12M Inventory & Warranty 3M Amortization & Accretion 3M GAAP Q4 Loss of $49.8M, or $(0.88) per share

Financial Performance Balance Sheet (in $Millions) Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Cash & Marketable Securities 63.1 $ 69.5 $ 71.4 $ 92.2 $ 103.0 $ Accounts Receivable, net 56.4 40.6 33.9 34.7 35.7 Refundable Income Taxes 20.6 21.2 38.6 23.4 57.6 Total Assets 529.7 514.5 503.3 496.5 484.4 Deferred Revenue 30.5 29.7 31.5 32.4 34.9 Accrued Restructuring 11.1 12.8 24.4 19.8 39.5 Convertible Debt 76.1 76.4 76.8 77.1 77.5 Total Equity 353.4 $ 341.0 $ 316.1 $ 308.3 $ 261.7 $ DSO 82 66 55 54 54

Financial Performance Core Operations* - P&L % of Revenue 1998-2002 % of Revenues 100% 100% 100% 100% Gross Margin 79 79 80 78 Operating Expenses R & D 18 17 16 20 Sales & Marketing 39 36 37 43 G & A 11 12 11 11 Total Operating Expenses 67% 65% 64% 73% Income from Operations 12% 14% 16% 5% EBITDA 16% 18% 20% 10% 100% 76 23 43 13 79% -3% 4% ($ in Millions) 1998 1999 2000 2001 2002 FY 2002 Q1 Q2 Q3 Q4 100% 100% 100% 100% 76 76 76 77 27 23 22 21 50 46 40 38 12 14 14 12 89% 82% 75% 72% -13% -6% 0% 5% -5% 2% 7% 12% 100% 76-78 19-21 38-39 11-13 69-71% 7-9% 12-15% Mid Term Plan *excludes other charges and the RSA Capital segment

Extend leadership position in Identity & Access Management Increase penetration of traditional & growth markets Financial Technology Telecommunications Professional Services Deliver next generation technologies & products RSA ClearTrust RSA Mobile Build cash flow, profitability & revenue Manufacturing Health Care Pharmaceuticals Government RSA ACE Server/Authenticators RSA Keon/Smart cards Strategic Objectives

Investment Summary Expanding IT security market Market leadership position Proven products and technology Large and expanding customer base Building profitability and cash flow Building Shareholder Value and Confidence

www.rsasecurity.com